UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22185

IndexIQ Trust

(Exact name of registrant as specified in charter)

800 Westchester Ave, Suite N-611
Rye Brook, NY 10573
(Address of principal executive offices) (Zip code)

Adam S. Patti
IndexIQ Advisors LLC
800 Westchester Ave, Suite N-611
Rye Brook, NY 10573

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-934-0777

Date of fiscal year end: April 30

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT | APRIL 30, 2011

IndexIQ Trust

IQ ALPHA Hedge Strategy Fund

The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Fund and are available by visiting www.indexiq.com or by calling 1-888-934-0777. Read the prospectus carefully before investing.

Fund performance that is current to the most recent month-end is available by visiting www.indexiq.com or by calling 1-888-934-0777.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Please visit IndexIQ’s web site at www.indexiq.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call IndexIQ at 1-888-934-0777.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is distributed by ALPS Distributors, Inc., which is not affiliated with IndexIQ or the Fund’s investment advisor.

IndexIQ® and IQ® are registered service marks of IndexIQ.

Shareholder Letter (unaudited)

Dear Shareholder:

The twelve months ended April 30, 2011 began with a rocky start as the “Flash Crash” of May 6, 2010 saw equity prices plummet nearly 10% in a 20-minute span. Although the market quickly recovered much of the lost ground, the event set the tone for generally weak equity returns over the summer months. Fixed income instruments outperformed equities as investors sought the relative safety of debt over equity. As summer turned to autumn, the specter of a second round of quantitative easing (nicknamed “QE2”) provided liquidity to the markets and helped lift most assets, especially equities and commodities. Economic growth turned positive (albeit at a modest growth level).

Despite getting off to a weak start and encountering some setbacks along the way, including sovereign debt worries in Europe and an earthquake and tsunami in Japan, most assets ended the 12 months at a level higher than the one at which they had started. The commodity, real estate, small cap equity and emerging market equity segments were up sharply, continuing the trend from the prior year where they were among the strongest performers. Although most asset classes fared well during this period, there were significant differences in the magnitude of returns.

Investors continue to recognize that having a well-diversified portfolio with exposure to multiple asset classes is critical to a better long-term investment strategy. Alternative investments have historically provided investors with added diversification to their portfolios. We at IndexIQ call ourselves “The alternative to alternatives” because of our focus on bringing a different approach to the alternative investment segment of the marketplace.

By marrying the diversification benefits of alternative investments and the growth of exchange-traded funds (ETFs), IndexIQ is seeking to provide investors with innovative tools in a dynamic market environment.* One leading example of this philosophy is the IQ ALPHA Hedge Strategy Fund, launched by IndexIQ in June 2008 and now approaching its three-year anniversary. The Fund’s performance has demonstrated why a multi-asset class, hedged approach can be attractive during volatile market conditions.

I want to personally thank you for your interest in IndexIQ and our investment products. I invite you to visit us at www.indexiq.com or call us at (888) 934-0777 or for more information on our company and our investment solutions.

Adam S. Patti
Chief Executive Officer

Registered Representative of ALPS Distributors, Inc.

*	Diversification does not eliminate the risk of experiencing investment loss.

MANAGEMENT’S DISCUSSION AND ANALYSIS (unaudited)

IQ ALPHA Hedge Strategy Fund

The Fund’s investment objective is to seek to achieve investment results that correspond to the total return (aggregate price and yield performance) of the IQ ALPHA Hedge Index (the “Index”). The objective of the Index, in turn, is to provide superior returns (“alpha”) relative to the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”) with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index. The Fund implements its strategy by investing primarily in ETFs representing various asset classes.

For the 12-month period ended April 30, 2011, the Fund’s Institutional Shares returned 7.19% versus 17.22% for the S&P 500 Index, with an annualized standard deviation of 9.75% versus 18.09% for the S&P 500 Index. The Fund also had a correlation of 41% to the S&P 500 Index. The HFRI Fund of Funds Composite Index had a correlation of 90% to the S&P 500 Index over the same time period.

The principal positive contributors to Fund performance for the 12-month period, in aggregate, were the Fund’s long exposures to emerging equity markets, the corporate bond market (high yield and investment grade) and commodities, both diversified and precious metals. The Fund also benefitted from positions in broad bond ETFs as interest rates remained at historical lows.

The primary drivers of negative performance were the Fund’s short exposures to international equities and real estate.

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/11)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ ALPHA Hedge Strategy Fund
(as of April 30, 2011)

	1 Year	Since Inception[1]
	Average Annual	Average Annual	Cumulative

IQ ALPHA Hedge Strategy Fund - Institutional Shares [1]	7.19%	4.36%	12.85%
IQ ALPHA Hedge Strategy Fund - Investor Shares [1]	6.57%	4.10%	11.76%
IQ ALPHA Hedge Strategy Index	10.00%	7.14%	21.55%

S&P 500 Index	17.22%	4.57%	13.50%

HFRI Fund of Funds Composite Index	5.52%	-1.08%	-3.02%

[1]	Fund Inception Date: 6/30/2008. For performance reporting purposes, the inception date for the Institutional Class and Investor Class shares is the Fund's Inception Date.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Fund performance may be lower or higher than the performance shown. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemptions of the Fund’s shares.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

The gross total annual operating expense ratio of the Fund was 1.30% for Institutional Class Shares and 1.90% for Investor Class Shares for the annual period ended April 30, 2011. The net total annual operating expense ratio of the Fund was 1.30% for Institutional Class Shares and 1.90% for Investor Class Shares for the annual period ended April 30, 2011. The Fund applies a 2.00% fee to the value of shares redeemed less than 7 days after purchase. The redemption fee is not reflected in the performance shown above. During the 12-month period ended April 30, 2011, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is designed to represent the equity market in general (performance data assumes reinvestment of dividends, but it does not reflect management fees, transaction costs or other expenses).

The HFRI Fund of Funds Composite Index (“HFRI FoF Composite Index”) is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

Standard Deviation is a measure of the range of a portfolio’s performance, meaning the degree to which it rises above and falls below its average return.

Correlation is a measure of the relationship between two variables (in this case, portfolio returns and the S&P 500® Index).

Risk Discussion: Mutual fund investing involves risk, including loss of principal. There is no guarantee that the Fund will meet its objective. The Fund may not be suitable for all investors due to its use of leverage, short selling, and derivatives, or for other reasons. Funds that use leverage to seek to increase return are subject to greater risk in adverse market conditions. There are particular risks associated with funds that employ short sales, such as the fact that the potential loss from a short position theoretically is unlimited. The Fund’s use of derivatives, such as swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the underlying ETFs in which it invests. There is no guarantee that the Fund itself, or each of the ETFs in the Fund’s portfolio, will perform exactly as its underlying index. An investor in the Fund will bear the operating expenses of the underlying ETFs in which the Fund invests. The Fund is non-diversified and may be susceptible to greater losses if a single portfolio investment declines than would a diversified mutual fund.

Fund Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Month Period 11/1/10 to 04/30/11” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Annualized Expense Ratios for the Period 11/1/10 to 4/30/11	Expenses Paid During the Six Month Period 11/1/10 to 4/30/11†

Institutional Class
Actual	$1,000.00	$1,007.33	1.20%	$5.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	1.20%	$6.01

Investor Class
Actual	$1,000.00	$1,003.21	1.90%	$9.44
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49

†	Expenses are calculated using each Class's annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio Summary (unaudited)

April 30, 2011

PORTFOLIO STATISTICS
Net Assets ($ mil): $206.7

SCHEDULE OF INVESTMENTS SUMMARY TABLE

Investment Companies	% of Net Assets
Aggregate Bond Funds	27.9%
Corporate Bond Funds	24.0
Convertible Bond Fund	10.6
U.S. Small Cap Equity Fund	9.0
Equity Funds	8.4
Commodity Funds	8.2
High Yield Corporate Bond Funds	4.1
Currency Harvest Fund	3.6
Volatility Fund	1.7
Real Estate Fund	1.5
Emerging Equity Funds	0.4

Total Investments	99.4
Other Assets in Excess of Liabilities	0.6

Net Assets	100.0%

Schedule of Investments

April 30, 2011

	Shares	Value
Investment Companies(a) - 99.4%

Aggregate Bond Funds - 27.9%
iShares Barclays Aggregate Bond Fund	290,036	$30,885,934
SPDR Barclays Capital Aggregate Bond ETF	11,153	625,349
Vanguard Total Bond Market ETF	324,379	26,268,211

Total Aggregate Bond Funds		57,779,494

Commodity Funds - 8.2%
iPath Dow Jones-UBS Commodity Index Total Return ETN*	20,640	1,096,190
iShares Silver Trust*	104,033	4,879,148
PowerShares DB Commodity Index Tracking Fund*	66,906	2,134,301
PowerShares DB Gold Fund*	162,112	8,895,086

Total Commodity Funds		17,004,725

Convertible Bond Fund - 10.6%
SPDR Barclays Capital Convertible Securities ETF	514,685	22,007,931

Corporate Bond Funds - 24.0%
iShares Barclays Credit Bond Fund	27,169	2,877,740
iShares iBoxx $ Investment Grade Corporate Bond Fund	422,187	46,638,998

Total Corporate Bond Funds		49,516,738

Currency Harvest Fund - 3.6%
PowerShares DB G10 Currency Harvest Fund*	295,036	7,408,354

Emerging Equity Funds - 0.4%
iShares MSCI Emerging Markets Index	6,734	336,700
Vanguard Emerging Markets ETF	8,110	410,204

Total Emerging Equity Funds		746,904

Equity Funds - 8.4%
iShares MSCI EAFE Index Fund	89,108	5,654,794
SPDR S&P 500 ETF Trust	78,928	10,776,829
Vanguard MSCI EAFE ETF	22,478	890,578

Total Equity Funds		17,322,201

High Yield Corporate Bond Funds - 4.1%
iShares iBoxx $ High Yield Corporate Bond Fund	48,840	4,534,794
SPDR Barclays Capital High Yield Bond ETF	95,450	3,903,905

Total High Yield Corporate Bond Funds		8,438,699

Real Estate Fund - 1.5%
SPDR Dow Jones International Real Estate ETF	75,954	3,149,812

U.S. Small Cap Equity Fund - 9.0%
iShares Russell 2000 Index Fund	215,772	18,636,228

Volatility Fund - 1.7%
iPath S&P 500 VIX Mid-Term Futures ETN*	69,536	3,567,892

Total Investment Companies - 99.4%
(Cost $199,693,813)		$205,578,978
Other Assets in Excess of Liabilities - 0.6%(b)		1,170,733

Net Assets - 100.0%		$206,749,711

*	Non-income producing securities.

(a)	All or a portion of the securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $205,578,978.

(b)	Other Assets in Excess of Liabilities includes net unrealized appreciation on swap transactions.

ETF - Exchange Traded Fund
ETN- Exchange Traded Note

See notes to financial statements.

Schedule of Investments (continued)

April 30, 2011

Total Return Swap contracts outstanding at April 30, 2011:

Total Return Benchmark	Annual Financing Rate Received (Paid)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
CurrencyShares Euro Trust	(3.20)%	7/06/2012	$(3,582,911)	$(169,634)
iPath Dow Jones-UBS Commodity Index Total Return ETN	0.49%	7/06/2012	661,929	22,026
iPath S&P 500 VIX Mid-Term Futures ETN	0.49%	7/06/2012	2,364,574	(138,462)

iShares Barclays 1-3 Year Treasury Bond Fund	(1.27)%	7/06/2012	(17,200,577)	(111,652)
iShares Barclays Aggregate Bond Fund	0.49%	7/06/2012	19,026,588	243,863
iShares Barclays Credit Bond Fund	0.49%	7/06/2012	1,769,361	26,201

iShares Barclays Short Treasury Bond Fund	(0.33)%	7/06/2012	(9,118,916)	(9,451)
iShares Barclays TIPS Bond Fund	(0.31)%	7/06/2012	(26,847)	(504)

iShares Dow Jones US Real Estate Index Fund	(1.15)%	7/06/2012	(5,368,297)	(255,399)
iShares iBoxx $ High Yield Corporate Bond Fund	0.49%	7/06/2012	2,803,454	25,873
iShares iBoxx $ Investment Grade Corporate Bond Fund	0.49%	7/06/2012	28,622,421	477,800

iShares JPMorgan USD Emerging Markets Bond Fund	(2.52)%	7/06/2012	(2,968,819)	(46,745)
iShares MSCI EAFE Index Fund	0.49%	7/06/2012	3,356,032	172,218
iShares MSCI Emerging Markets Index	0.49%	7/06/2012	204,739	5,330
iShares Russell 2000 Index Fund	0.49%	7/06/2012	11,443,098	184,781
iShares Silver Trust	0.49%	7/06/2012	2,502,239	542,290
PowerShares DB Commodity Index Tracking Fund	0.49%	7/06/2012	1,276,196	55,447
PowerShares DB G10 Currency Harvest Fund	0.49%	7/06/2012	4,508,616	113,672
PowerShares DB Gold Fund	0.49%	7/06/2012	5,190,564	359,562

PowerShares Emerging Markets Sovereign Debt Portfolio	(3.02)%	7/06/2012	(1,178,752)	(12,340)

SPDR Barclays Capital 1-3 Month T-Bill ETF	(2.02)%	7/06/2012	(2,127,291)	(4,003)
SPDR Barclays Capital Aggregate Bond ETF	0.49%	7/06/2012	385,807	4,345
SPDR Barclays Capital Convertible Securities ETF	0.49%	7/06/2012	13,646,359	85,358
SPDR Barclays Capital High Yield Bond ETF	0.49%	7/06/2012	2,412,381	23,322

SPDR Barclays Capital International Treasury Bond ETF	(2.78)%	7/06/2012	(1,828,680)	(100,623)
SPDR Dow Jones International Real Estate ETF	0.49%	7/06/2012	1,869,108	96,236

SPDR Dow Jones REIT ETF	(0.58)%	7/06/2012	(2,739,900)	(163,566)
SPDR S&P 500 ETF Trust	0.49%	7/06/2012	6,565,132	159,039
Vanguard Emerging Markets ETF	0.49%	7/06/2012	247,775	8,163
Vanguard Europe Pacific ETF	0.49%	7/06/2012	525,501	30,169

Vanguard REIT ETF	(1.00)%	7/06/2012	(15,548,640)	(897,209)

Vanguard Short-Term Bond ETF	(0.35)%	7/06/2012	(13,302,417)	(140,177)
Vanguard Total Bond Market ETF	0.49%	7/06/2012	16,194,481	194,905

Net Unrealized Appreciation				$780,835

All or a portion of the securities held by the Fund have been segregated as collateral for swap contracts. The net collateral posted for swap contracts was $205,578,978 at April 30, 2011.

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pay fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon financing rate.

See notes to financial statements.

Statement of Assets and Liabilities

April 30, 2011

Assets
Investments, at fair value (cost $199,693,813)	$205,578,978
Receivable for capital shares sold	3,036,101
Unrealized appreciation on swap transactions	2,830,600
Prepaid expenses and other receivables	19,202
Due from broker	16,383

Total assets	211,481,264

Liabilities
Unrealized depreciation on swap transactions	2,049,765
Due to custodian	1,461,983
Payable for capital shares repurchased	907,960
Advisory fees payable	157,385
Due to broker	15,491
Distribution fees payable - Investor Class	6,371
Compliance fees payable	375
Accrued expenses	132,223

Total Liabilities	4,731,553

Net Assets	$206,749,711

Composition of Net Assets
Paid-in capital	$199,033,794
Accumulated undistributed net investment income	1,092,439
Accumulated net realized gain on investment securities and swap transactions	(42,522)
Net unrealized appreciation on investment securities and swap transactions	6,666,000

Net Assets	$206,749,711

NET ASSET VALUE PER SHARE
($0.001 par value common stock, unlimited authorized shares)

Class	Net Assets	Shares Outstanding	Net Asset Value
Institutional	$174,915,758	16,395,991	$10.67
Investor	31,833,953	2,990,868	10.64

See notes to financial statements.

Statement of Operations

For the Year Ended April 30, 2011

Investment Income
Dividend income		$4,695,504
Interest income		288

Total Investment Income		4,695,792

Expenses
Advisory fees	$1,324,149
Recoupment	101,982
Transfer agent fees	98,514
Professional fees	91,773
Administrative and accounting fees	83,831
Blue sky fees	64,449
Distribution fee - Investor Class	60,250
Insurance fees	31,752
Registration fees	26,255
Shareholder reporting fees	23,215
Custodian fees	21,043
Trustee fees and expenses	10,017
Compliance fees	4,550
Miscellaneous fees	16,149

Total expenses		1,957,929

Net Investment Income		2,737,863

Realized and Unrealized Gain on
Investments and Swap Transactions
Net realized gain on:
Investment securities		6,292,855
Swap transactions		(3,896,579)
Distributions by other investment companies		225,114
Net change in net unrealized appreciation/depreciation on:
Investment securities		3,684,546
Swap transactions		1,231,636

Net realized and unrealized gain on investment securities and swap transactions		7,537,572

Net Increase in Net Assets Resulting from Operations		$10,275,435

See notes to financial statements.

Statements of Changes in Net Assets

	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,737,863	$325,164
Net realized gain (loss) on investment securities and swap transactions	2,621,390	(570,502)
Net change in unrealized appreciation/depreciation on investment securities
and swap transactions	4,916,182	1,678,678

Net increase in net assets resulting from operations	10,275,435	1,433,340

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(2,274,671)	(219,758)
Investor Class	(377,111)	(54,227)

Total net investment income dividend distributions to shareholders	(2,651,782)	(273,985)

Net realized gains
Institutional Class	(122,891)	(664,039)
Investor Class	(28,553)	(305,271)

Total net realized gain distributions to shareholders	(151,444)	(969,310)

Capital Share Transactions
Institutional Class
Proceeds from shares sold	147,442,405	74,749,047
Cost of shares repurchased	(52,000,438)	(5,834,326)
Proceeds from distributions reinvested	954,654	203,589
Redemption fees	–	449

Net increase from capital share transactions	96,396,621	69,118,759

Investor Class
Proceeds from shares sold	27,251,604	17,711,100
Cost of shares repurchased	(11,364,800)	(4,356,345)
Proceeds from distributions reinvested	344,919	328,552
Redemption fees	–	660

Net increase from capital share transactions	16,231,723	13,683,967

Total increase in net assets	120,100,553	82,992,771

Net Assets
Beginning of year	86,649,158	3,656,387

End of year	$206,749,711	$86,649,158

End of year net assets includes undistributed net investment income as follows:	$1,092,439	$86,933

Changes in Shares Outstanding
Institutional Class
Shares outstanding, beginning of year	7,080,777	323,275
Shares sold	14,290,971	7,304,787
Shares repurchased	(5,068,083)	(567,383)
Shares issued for dividends reinvested	92,326	20,098

Shares outstanding, end of year	16,395,991	7,080,777

Investor Class
Shares outstanding, beginning of year	1,465,627	68,405
Shares sold	2,601,127	1,790,365
Shares repurchased	(1,109,244)	(425,609)
Shares issued for dividends reinvested	33,358	32,466

Shares outstanding, end of year	2,990,868	1,465,627

See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding

	INSTITUTIONAL CLASS			INVESTOR CLASS
	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Period June 30, 2008[1] to April 30, 2009	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010	For the Period July 23, 2008[1] to April 30, 2009

Net asset value, beginning of period	$10.14	$9.34	$10.00	$10.12	$9.31	$10.00

Income from Investment Operations
Net investment income[2]	0.21	0.10	0.20	0.16	0.08	0.11
Net realized and unrealized gain
(loss) on investments and swap
transactions	0.51	0.99	(0.77)[3]	0.50	0.99	(0.70)[3]
Distributions of net realized gains by
other investment companies	0.00 [4]	–	0.00 [4]	0.00 [4]	–	0.00 [4]

Net increase (decrease)resulting from operations	0.72	1 .09	(0.57)	0.66	1.07	(0.59)

Less distributions from:
Net investment income	(0 .18)	(0.07)	(0.09)	(0 .13)	(0.04)	(0.10)
Net realized gains	(0 .01)	(0.22)	–	(0 .01)	(0.22)	–

Total distributions to shareholders	(0.19)	(0.29)	(0.09)	(0.14)	(0.26)	(0.10)

Net asset value, end of period	$10 .67	$10 .14	$9.34	$10 .64	$10.12	$9.31

Total Return
Total investment return based on net
asset value[5]	7.19%	11 .65%	(5.71)%	6.57%	11.44%	(5.89)%

Ratios/Supplemental Data
Net assets, end of period (000's
omitted)	$174,916	$71,814	$3,019	$31,834	$14,835	$637
Ratio to average net assets of:
Expenses net of reimbursements	1.30%	1.64%	1.15%[6]	1.90%	1.86%	1.40%[6]
Expenses before reimbursements	1.30%	1.98%	24.41%[6]	1.90%	2.79%	44.26%[6]
Net investment income	2.05%	1.01%	2.77%[6]	1.55%	0.78%	1.82%[6]
Portfolio turnover rate	195%	151%	182%[7]	195%	151%	182%[7]

1	Commencement of offering shares.

2	Based on average shares outstanding.

3

Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

4	Represents less than $0.005

5

Total investment return is calculated by assuming a purchase of shares on the first day, reinvestment of all dividends and distributions at net asset value during the period and a sale of shares on the last day of the period reported. Total return calculated for a period less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed by the Advisor.

6	Annualized.

7	Portfolio turnover rate is not annualized.

See notes to financial statements.

Notes to Financial Statements
April 30, 2011

1. ORGANIZATION

IQ ALPHA Hedge Strategy Fund (the “Fund”) is a series of the IndexIQ Trust (the “Trust”) which is a statutory trust organized under Delaware law. The Fund is a non-diversified, open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers two classes of shares, Institutional Class and Investor Class. Both classes have equal rights and voting privileges, except in matters affecting a single class.

The Fund’s investment objective is to seek to achieve investment results that correspond to the total return (aggregate price and yield performance) of the IQ Alpha Hedge Index (the “Index”). The objective of the Index is to provide superior returns (“alpha”) relative to the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”) with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

These financial statements are prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investment Valuation

The Net Asset Value (“NAV”) is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. NAV per share is calculated by dividing a fund’s net assets by the number of fund shares outstanding. Securities and investment funds traded on any recognized national or foreign stock exchange are valued at the last quoted sale price, or if no sale price is available, at the bid price. Securities not listed on a national or foreign stock exchange may be valued on the basis of prices furnished by approved pricing services or at the closing bid price on the over-the-counter market.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Market prices may not represent fair value, for example, if a security is thinly traded or if an event occurs between the market quotation and the time the security is to be valued which is expected to affect the value of the security. The circumstances in which the Board may fair value a security include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Fair Value Measurement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in the U.S. and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Notes to Financial Statements
April 30, 2011

Accounting Standards Codification, Fair Value Measurements and Disclosures (ASC 820) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels as follows:

  Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

  Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

  Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Fund has adopted Accounting Standards Update (“ASU”) 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends fair value disclosure requirements by requiring an entity to: (i) disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers; and (ii) present separately information about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements (i.e. gross presentation). Additionally, ASU 2010-06 clarifies existing disclosure requirements related to the level of disaggregation for each class of assets and liabilities and disclosures about inputs and valuation techniques for fair value measurements classified as either Level 2 or Level 3. The new disclosures were effective for interim and annual reporting periods beginning after December 15, 2009, except for the disc losures requiring separate presentation of information about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of the new disclosure requirements in ASU 2010-06 did not have, and will not have, any impact on the Fund’s net asset value or results from operations.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Trustees, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

There were no transfers between Level 1 and 2 securities during the year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of April 30, 2011 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3

Investment Companies*	$205,578,978	$–	$–
Other Financial Instruments**	–	780,835	–

Total	$205,578,978	$780,835	$–

*	Please refer to the Schedule of Investments to view securities segregated by Fund type.

**	Other financial instruments include swap contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

Notes to Financial Statements
April 30, 2011

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Dividends and/or distributions, if any, are paid to shareholders invested in the Fund on the applicable record date. Dividends paid by the Fund with respect to all classes of shares are calculated in the same manner and at the same time, but dividends on Investor Class Shares may be lower than dividends on the Institutional Class Shares as a result of the service and/or distribution fees applicable to Investor Class Shares. Net realized long-term and short-term capital gains will be distributed by the Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as an expense in the current year. The Fund is required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Fund for the period from commencement of operations through April 30, 2011 are open for examination.

The Fund has concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of will significantly change in twelve months.

Cash and Cash Equivalents

Cash and cash equivalents are highly liquid investments, with maturities of three months or less when acquired.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Investment Income and Expenses

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. The Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. General expenses are allocated between the separate classes based on the weighted net asset value of each class. Class level expenses are allocated to the respective class as incurred.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) the Fund pays the Advisor an advisory fee at an annual rate of 0.95% of the Fund’s average daily net assets. Such fee is accrued daily and paid monthly. During the year, the Advisor retained Mellon Capital Management Corporation (“MCM” and the “Sub-Advisor”), which is unaffiliated with the Advisor, to conduct the day-to-day portfolio management of the Fund. Pursuant to MCM’s sub-advisory agreement, the Advisor paid MCM an annual fee for their services, which was payable monthly. Effective, February 11, 2011, MCM resigned as sub-advisor to the Fund and the Advisor has assumed responsibility for management of the Fund.

The Fund and the Advisor have entered into an expense limitation agreement whereby the Advisor has agreed to waive its fee and/or reimburse the Fund to the extent that total annual fund operating expenses (excluding interest, taxes, brokerage fees and

Notes to Financial Statements
April 30, 2011

commissions, dividends paid on short sales, extraordinary expenses, and distribution and/or service fees, if any under the Rule 12b-1 Plan) exceed 1.65%. Prior to July 1, 2009, the agreement set this level at 1.15%. The expense limitation agreement allows the Advisor to recover reimbursements made to the extent that the Fund’s expense ratios fall below the above indicated expense limitation. The amounts that can be recovered are limited to the difference between the actual expense ratio and the amount of the expense limitation in place at that time. Under the terms of the agreement, the Advisor can only recover such amounts for a period of up to three years after the reimbursement. This agreement can be extended year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees.

For the year ended April 30, 2011, the Advisor recouped expenses as follows:

Fund Class	Expenses Recouped

Institutional Class	$ 48,881

Investor Class	53,101

Total	$ 101,982

The amounts available for potential future recoupment by the Advisor and the expiration schedule at April 30, 2011 are as follows:

		Potential Recoupment Amounts Expiring

Fund Class	Total Potential Recoupment Amount	April 30, 2012	April 30, 2013

Institutional Class	$346,840	$317,898	$28,942

Investor Class	116,474	57,864	58,610

Total	$463,314	$375,762	$87,552

At April 30, 2011, the recoupment payable included in accrued expenses on the Statement of Assets and Liabilities was $14,947.

Distribution Agreement (12b-1 Fees)

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor. The Fund has adopted a Distribution Service Agreement (“Distribution Agreement”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor Class shares. The Plan allows for the payment of services related to the distribution and servicing of shares at a rate of up to 0.25% per annum of the average daily net asset value of the Investor Class shares of the Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon (in each capacity, the “Administrator,” “Custodian” or “Accounting Agent”) is an affiliate of the former Sub-Advisor and serves as the Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer agent.

4. CAPITAL SHARE TRANSACTIONS

As of April 30, 2011, there were an unlimited number of common stock shares at $.001 par value authorized by the Fund. Investors may purchase or redeem Investor Class Shares and Institutional Class Shares of the Fund at their NAV, based on the next calculation of NAV after the order is placed. Neither the Fund nor the Distributor charges a sales charge or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them. Redemption requests are processed at the next NAV calculated after the Fund, its Transfer Agent, or your investment representative receives your sell order. If a redemption request is received on a business day prior to 4:00 pm (Eastern Time), proceeds will normally be wired to the shareholder within three business days, provided that the Fund’s Custodian is also open for business. The Fund imposes a 2% redemption fee on redemptions made within seven calendar days of purchase subject to

Notes to Financial Statements
April 30, 2011

certain exceptions. The Fund has granted authority to the Advisor to waive the redemption fee at its sole discretion where the Advisor believes such waiver is in the best interests of the Fund.

5. FEDERAL INCOME TAX

At April 30, 2011, the cost of investments on a tax basis including the adjustment for financial reporting purposes as of the most recently completed Federal income tax reporting period were as follows:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$200,488,303	$6,100,493	$(1,009,818)	$5,090,675

The differences between book and tax basis cost of investments and net unrealized appreciation/(depreciation) are primarily attributable to wash sale loss deferrals and pass through investments.

At April 30, 2011, the components of earnings/loss on a tax-basis were as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Gains/(Losses)	Net Unrealized Appreciation	Total Earnings/(Loss)

$1,054,421	$789,986	$5,871,509	$7,715,916

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including swap contracts.

The tax character of distributions paid from ordinary income during the years ended April 30, 2011 and April 30, 2010 was $2,678,273 and $1,243,295, respectively. $124,953 was distributed from long term capital gains during the fiscal year ended April 30, 2011.

Capital losses incurred after October 31 (“Post-October Losses”) within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. At April 30, 2011, the Fund did not incur and/or elect to defer to May 1, 2011 any post-October losses.

At April 30, 2011, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Gains/(Losses)	Paid-in Capital

$919,425	$(563,259)	$(356,166)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of swap contracts.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2011 were $386,683,629 and $264,353,746, respectively.

7. DERIVATIVE FINANCIAL INSTRUMENTS

During the fiscal year ended April 30, 2011, the Fund utilized swaps to affect short exposure to several asset classes, including, among others, real estate, U.S. equities, and Treasury Inflation-Protected Securities. In addition, the Fund employed swaps to leverage the Fund’s portfolio by approximately 25%. Both types of exposures effected by the swaps were consistent with the exposures of the Fund’s underlying index. The Fund segregates liquid assets, which may include securities, cash or cash

Notes to Financial Statements
April 30, 2011

equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements. At April 30, 2011, the Fund posted $205,578,978 as collateral for swaps.

Pursuant to documentation governing the Fund’s swap transactions between the Advisor and Morgan Stanley Capital Services Inc. (“Morgan Stanley”), Morgan Stanley has the right to terminate the swaps early in the event that the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, Morgan Stanley may require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2011, the Fund has not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination. As of such date, the settlement value of these contracts was approximately equal to the fair value of such contracts.

At April 30, 2011, the fair values of derivative instruments reflected on the Statement of Assets and Liabilities were as follows:

Asset Derivatives

	Equity Risk	Total

Unrealized appreciation on swap transactions	$2,830,600	$2,830,600

Liability Derivatives

	Equity Risk	Total

Unrealized depreciation on swap transactions	$2,049,765	$2,049,765

Transactions in derivative instruments reflected on the Statement of Operations during the year ended April 30, 2011, were as follows:

	Equity Risk	Total

Net Realized Loss
Swap transactions	$(3,896,579)	$(3,896,579)

Net realized loss	$(3,896,579)	$(3,896,579)

Net change in unrealized depreciation
Swap transactions	$ 1,231,636	$ 1,231,636

Net change in unrealized depreciation	$ 1,231,636	$ 1,231,636

For the period ended April 30, 2011, the monthly average notional value of the swap contracts held by the Fund was $37,049,255.

8. INVESTMENT RISKS

The Fund is subject to the principal risks described below, some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Fund’s Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests.

Notes to Financial Statements
April 30, 2011

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Index Risk

The Underlying Index has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategies. There is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In constructing the Underlying Strategies of the Index, IndexIQ may not be successful in replicating the returns of the hedge fund indexes. In addition, the Index may not achieve its objective of producing superior returns to the S&P 500 Index with lower volatility than the S&P 500 Index and a correlation to the S&P 500 Index that is similar to the correlation between the performance of hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

Total Return Swaps

Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (‘‘inverse swaps’’). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty. The Fund intends to use total return swaps in several ways to replicate the performance of the Index. Consequently, the performance of the Fund’s total return swaps will be a significant component of the Fund’s performance. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no other material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of IndexIQ Trust and Shareholders of IQ ALPHA Hedge Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of IQ ALPHA Hedge Strategy Fund (the fund constituting the Index IQ Trust) (the “Fund”) as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IQ ALPHA Hedge Strategy Fund as of April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 29, 2011

SUPPLEMENTAL INFORMATION (unaudited)

Federal Tax Status of Dividends Declared During the Tax Year

Qualified Dividend Income - Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2011, taxed at a maximum rate of 15% is 93.97%.

Dividend Received Deduction – For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2011 that qualifies for the dividends received deduction is 94.00%.

Board of Trustees and Officers (unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, year of birth, address and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Independent Trustees

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years[3]	Number of Portfolios in Fund Complex Overseen by Trustee[4]	Other Directorships Held by Trustee

Reena Aggarwal 1957	Trustee	Since August 2008	Deputy Dean, McDonough School of Business, Georgetown University (2006 to 2008); Visiting (11 portfolios) Professor of Finance, Sloan School of Management, MIT (2006 to 2011) (2005 to 2006); Interim Dean, McDonough School of Business, Georgetown University (2004 to 2005); Stallkamp Faculty Fellow and Professor of Finance, McDonough School of Business, Georgetown University (2003 to present).	11	FBR Funds (11 portfolios) (2006-2011)

Gene Chao 1970	Trustee	Since August 2008	Vice President – Global Industries Strategy & Solutions, Juniper Networks (2011 to present); Vice President and GM – Global Network Services & Sales – Hewlett- Packard Company (2010 to 2011); Vice President - Strategic Services, Dimension Data, Americas (2007 to 2010); Senior Vice President – Strategic Outsourcing, France Telecom Americas (2004 to 2007).	11	None

Interested Trustee[5]

Adam S. Patti 1970	Chairman and Trustee	Since November 2008	Chairman, Trustee, President and Principal Executive, IndexIQ Trust (2008 to present); Chief Executive Officer, the Advisor (2007 to present); Chief Executive Officer, the Advisor (2007 to present); Chief Executive Officer, IndexIQ (2006 to present); Associate Publisher, Time Inc. (2006).	11	None

	President and Principal Executive Officer	Since July 2008

Board of Trustees and Officers (unaudited)

Officers of the Trust

Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Gregory D. Bassuk	Secretary	Since July	Chief Compliance Officer, the Advisor (2008 to present); Secretary, IndexIQ
1972		2008	Trust (2008 to present); Chairman and Trustee, IndexIQ ETF Trust (July 2008
			to November 2008); Chairman and Trustee, IndexIQ Trust (February 2008 to
			November 2008); Chief Operating Officer, the Advisor (2007 to present); Chief
			Operating Officer, IndexIQ (2006 to present); Director, Time Inc. (2004 to 2006).

David Fogel	Treasurer,	Since October	Treasurer, Principal Financial Officer and Chief Compliance Officer, IndexIQ
1971	Principal	2008	Trust (2008 to present); Executive Vice President, IndexIQ (2006 to present);
	Financial		Vice President, Groton Partners LLC (2005 to 2006).
	Officer and
	Chief
	Compliance
	Officer

(1)	The address of each Trustee or officer is c/o IndexIQ, 800 Westchester Avenue, Suite N-611, Rye Brook, New York 10573.
(2)	Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Principal occupations(s) of the Trustees may cover more than the past five years.
(4)

The Funds are part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor.

(5)	Mr. Patti is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

INDEXIQ TRUST

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT (unaudited)

     At the March 15, 2011 meeting of the Board of Trustees (the “Board”) of IndexIQ Trust (the “Trust”), the Board, including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved IndexIQ Advisors LLC (“IndexIQ”) to continue to serve as investment adviser to the Fund and approved the continuation of the investment advisory agreement between IndexIQ and the Trust with respect to the Fund (the “Investment Advisory Agreement”), upon the same terms and conditions set forth therein, for the period May 12, 2011 until May 12, 2012. In connection with considering approval of the Investment Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

     In considering the approval of the continuation of the Investment Advisory Agreement for an additional year, the Independent Trustees reviewed the materials provided for the Meeting by the IndexIQ, including: (i) a copy of the Investment Advisory Agreement with IndexIQ; (ii) information describing the nature, quality, and extent of the services that IndexIQ provides to the Fund, and the fees that IndexIQ receives from the Fund; (iii) information concerning business and operations, compliance program and portfolio management team of IndexIQ; (iv) a copy of the current Form ADV for IndexIQ; and (v) memoranda from Katten Muchin Rosenman LLP on the fiduciary responsibilities of trustees, including the Independent Trustees, in considering advisory arrangements under the 1940 Act. The independent Trustees also considered the information presented at Board meetings throughout the year. In addition, the Independent Trustees received data comparing the advisory fees, expenses and performance of the Fund with expenses and performance of other funds with similar investment objectives and policies.

     In considering the approval of the continuation of the Investment Advisory Agreement for an additional year, the Independent Trustees reviewed and analyzed the factors they deemed relevant, including: (1) the nature, quality, and extent of the services provided to the Fund by IndexIQ; (2) the personnel and operations of IndexIQ; (3) the investment performance of the Fund; (4) IndexIQ’s financial condition and profitability; (5) potential “fall-out” benefits to IndexIQ and its affiliates (i.e., ancillary benefits that may be realized by IndexIQ and its affiliates from IndexIQ’s relationship with the Fund); and (6) possible conflicts of interest. In particular, the Independent Trustees considered and discussed the following with respect to the Fund:

     (a) The nature, extent, and quality of services provided to the Funds by IndexIQ. The Independent Trustees reviewed the services that IndexIQ provides to the Fund. The Independent Trustees noted the responsibilities that IndexIQ has as the Fund’s investment adviser, including overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, daily monitoring of tracking error and quarterly reporting to the Board, and the implementation of Board directives as they relate to the Fund.

     The Independent Trustees reviewed the experience, resources, and strengths of IndexIQ in managing other Funds, including the IndexIQ ETF Trust funds. Based on their consideration and review of the foregoing information, the Independent Trustees determined that the Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as IndexIQ’s ability to render such services based on its experience, operations, and resources.

     (b) Comparison of services provided and fees charged by IndexIQ and other investment advisers to similar clients, and the cost of the services provided and profits realized by IndexIQ from its relationship with the Fund. The Independent Trustees then compared both the services rendered and the fees paid pursuant to the Investment Advisory Agreement to contracts of other registered investment advisers providing services to similar funds. In particular, the Independent Trustees compared the Fund’s advisory fee and expense ratio to other investment companies considered to be in the Fund’s peer group. It was noted that IndexIQ has an expense limitation agreement whereby IndexIQ reimburses expenses and/or waives fees to keep the expenses of the Investor Class shares and Institutional Class shares of the Fund from exceeding 1.65% of average daily net assets.

     After comparing the Fund’s fees with those of other funds in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by IndexIQ and the costs incurred by IndexIQ in rendering those services, the Independent Trustees concluded that the level of fees paid to IndexIQ with respect to the Fund was fair and reasonable.

     (c) IndexIQ’s profitability and the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Independent Trustees discussed with IndexIQ the costs and profitability of IndexIQ in connection with its serving as investment adviser to the Fund, including operational costs.

     (d) Investment performance of IndexIQ. The Independent Trustees considered the investment performance of the Fund, including tracking error. In particular, the Independent Trustees considered the investment performance of the Fund relative to its stated objectives and the success of IndexIQ in reaching such objectives. The Independent Trustees considered the Fund’s investment performance compared to the benchmark index, the S&P 500® Index, that the Fund uses for comparison in its prospectus and shareholder reports. The Independent Trustees also considered the Fund’s investment performance compared to the average of the Fund’s peer group.

     Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the advisory fee rate and total expense ratio was reasonable in relation to the services provided by IndexIQ to the Fund, as well as the costs incurred and benefits gained by IndexIQ in providing such services. The Independent Trustees also found the investment advisory fee to be reasonable in comparison to the fees charged by investment advisers to other comparable funds of similar size. As a result, the Independent Trustees decided to recommend to the Board the approval of the Investment Advisory Agreement with IndexIQ.

ANNUAL REPORT | APRIL 30, 2011

IndexIQ Trust
IQ ALPHA Hedge Strategy Fund

Investment Advisor
IndexIQ Advisors LLC
800 Westchester Avenue, Suite N-611
Rye Brook, NY 10573

Custodian/Fund Administrator
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Legal Counsel
Katten Muchin Rosenman, LLP
575 Madison Avenue
New York, New York 10022

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

IQ ALPHA Hedge Strategy Fund
c/o IndexIQ
800 Westchester Avenue, Suite N-611
Rye Brook, NY 10573
1-888-934-0777

Item 2. Code of Ethics.

a). The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer or persons performing similar functions.

b). There have not been any changes to the Code of Ethics.

c). Not Applicable

d). During the period, Registrant granted no waivers from the provisions of its code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer or persons performing similar functions.

e). Not Applicable

f). Attached

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Reena Aggarwal. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2011	: $20,000
2010	: $20,000

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are principally related to the Registrant’s tax return reviews and are not reported under paragraph (a) of this item are as follows:

2011	: $0
2010	: $4,500

c). Tax Fees, the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2011	: $5,600
2010	: $5,600

d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2011	: $0
2010	: $0

e) Audit Committee Pre-Approval Policies and Procedures.

          (i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

          (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) No response required.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the last two fiscal years is as follows:

2011	: $5,600
2010	: $10,100

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal and Gene Chao.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company
& Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)

There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached

(b) Separate certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: IndexIQ Trust

By: /s/ Adam S. Patti

Adam S. Patti, Principal Executive Officer

Date: June 20, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: IndexIQ Trust

By: /s/ Adam S. Patti

Adam S. Patti, Principal Executive Officer

Date: June 20, 2011

By: /s/ David L. Fogel

David L. Fogel, Principal Financial Officer

Date: June 20, 2011